ASSIGNMENT OF PROMISSORY NOTE
(with Collateral Security)

***KNOW ALL MEN BY THESE PRESENTS,** That the Assignor,*

YTB INTERNATIONAL, INC.

In consideration of the sum of Ten ($10.00) Dollars, lawful money of the United States, and other good and valuable consideration, to them in hand paid by

NORMANDY CORPORATION,

Assignee, at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged by these presents does grant, bargain, sell, assign, transfer and set over unto the said assignee that certain PROMISSORY NOTE, dated the 16th day of December, A.D. 2008 and made by Prestige Management Services, LLC, and all of Assignor's right, title and interest to the premises therein described.

TO HAVE AND TO HOLD the same unto the said Assignor and Assignor's heirs, executors, administrators and assigns, forever.

Subject only to the provisions the said Promissory Note contained.

AND ASSIGNOR does hereby make, constitute and appoint the said Assignor his or its true and lawful Attorney irrevocably, in Assignor's name or otherwise, but at Assignee's costs and charges, to have, use and take all lawful ways and means for the recovery of the said indebtedness and interest thereon, and in case of payment, to discharge the same as fully as said Assignor might or could do if these presents were not made.

AND ASSIGNOR does covenant with the said Assignee that there is now actually owing on the said Promissory Note One Million Two Hundred Thousand Dollars *($1,200,000.00)* Dollars principal and interest and the undersigned has good and legal right to assign the same.

THIS ASSIGNMENT is made as collateral security for the payment by the Assignor to the Assignee of any and all indebtedness now existing or which hereafter may accrue or be incurred in favor of the Assignee against said Assignor, either as maker or endorser of promissory notes or otherwise, and in case the Assignor shall well and truly pay or cause to be paid unto the Assignee any and all such indebtedness, together with any and all interest thereon and any and all reasonable and proper costs and damages caused to or suffered by the Assignee by reason of such indebtedness, then and in that event the Assignee shall upon demand execute and deliver to the Assignor a reassignment of the note and mortgage.

PROVIDED FURTHER, that during the continuance of this agreement and until the payment of any and all said indebtedness, interest, costs and damages, the Assignee shall have full power and authority to enforce and collect said note and mortgage, according to the terms thereof, and in case the Assignee, its successors or assigns shall collect and receive the money due on said note and mortgage hereby assigned, then and in that event the Assignee shall, after retaining the amount of the indebtedness, including interest thereon and charges arising or growing out of the same as above specified, pay the balance and surplus, if any, to the Assignor, its successors or assigns.

PROVIDED FURTHER, that upon the non-payment by said Assignor of any indebtedness, interest, costs, damages or liability of any kind owing by said Assignor to said Assignee as and when the same is due and payable, the Assignee may, at any time in its discretion, and without demand or notice of any kind to the Assignor, sell the said note and mortgage, fee and clear from any right of redemption by the Assignor, which right of redemption is expressly waived, and execute and deliver to the purchaser an

assignment of said note and mortgage. The proceeds of said sale, after deducting the expenses of said sale, shall be applied to the payment of any said indebtedness, interest, or costs, or damages owing to the Assignee from the Assignor; the balance, if any, shall be paid to the Assignor, its successors or assigns. The discretion of the Assignee as to the fair market value of said note and mortgage upon such sale shall be binding upon the Assignor, its successors and assigns; and the Assignor shall remain liable to the Assignee for any deficiency arising upon such sale.

IN WITNESS WHEREOF, have hereunto set their hands and seals the 20 day of January A.D. 2010.

YTB INTERNATIONAL, INC.

By: [signature]
Robert Van Patten

Its: Chief Executive Officer

STATE OF Illinois)
) ss.
COUNTY OF Madison)

I, the undersigned, a Notary Public, in and for said County and State aforesaid, DO HEREBY CERTIFY THAT Robert Van Patten, personally known to me to be the Chief Executive Officer of the corporation and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Chief Executive Officer, he signed and delivered the said instrument as Chief Executive Officer of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority, given by the Board of Directors of said corporation as their free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

Given under my hand and Seal this 20 day of January, 2010

OFFICIAL SEAL
SHANNON C. FLANIGAN
NOTARY PUBLIC-STATE OF ILLINOIS
MADISON COUNTY, ILLINOIS
MY COMMISSION EXPIRES
OCTOBER 26, 2013

[signature]
Notary Public

This document prepared from information supplied by applicant by:
Flanigan Law Office, Ltd.
120 North Main Street
Edwardsville, IL 62025